YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8035 CARY, NC 27512-9916	INTERNET
Go To: www.proxypush.com/JNL
	●	Cast your vote online.
	●	Have your Proxy Card ready.
	●	Follow the simple instructions to record your vote.
PHONE
Call 1-866-256-0779
	●	Use any touch-tone telephone.
	●	Have your Proxy Card ready.
	●	Follow the simple recorded instructions.
MAIL
	●	Mark, sign and date your Proxy Card.
	●	Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

 Please fold here—Do not separate

JNL SERIES TRUST
JNL VARIABLE FUND LLC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
JOINT SPECIAL MEETING OF SHAREHOLDERS – JUNE 22, 2017

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Joint Special Meeting of Shareholders of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and JNL Strategic Income Fund LLC, to be held at 1 Corporate Way, Lansing, Michigan, 48951 on Thursday, June 22, 2017 at 9:30 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund(s) which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of
JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and JNL Strategic Income Fund LLC to be held on June 22, 2017:
The Proxy Statement for this Meeting is available at www.proxypush.com/JNL

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date	Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE
PXY-JNLST/JNLVF-V3

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS FOR THE JNL SERIES TRUST AND JNL VARIABLE FUND LLC.
☐	Express Vote Option: To vote ALL accounts as the Board recommends for the proposals, mark the box at the left. No other vote is necessary.

1.	To vote on the election of eleven individuals as Trustees of each Trust, effective January 1, 2018.

	(1) Eric O. Anyah	(04) Michael Bouchard				(07) Michelle Engler	(10) Edward Wood
	(2) Mark S. Wehrle	(05) Ellen Carnahan				(08) John Gillespie	(11) Patricia A. Woodworth
	(3) Mark D. Nerud	(06) William J. Crowley, Jr.				(09) William R. Rybak

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	[Fund 1]	☐	☐	☐	____	[Fund 2]	☐	☐	☐	____
	[Fund 3]	☐	☐	☐	____	[Fund 4]	☐	☐	☐	____
	[Fund 5]	☐	☐	☐	____	[Fund 6]	☐	☐	☐	____

(Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) above.)

2.	To approve an amended and restated Distribution Plan for Class A Shares of the Funds of each Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	[Fund 1]	☐	☐	☐		[Fund 2]	☐	☐	☐
	[Fund 3]	☐	☐	☐		[Fund 4]	☐	☐	☐
	[Fund 5]	☐	☐	☐		[Fund 6]	☐	☐	☐

3.	To approve an amendment to the Declaration of Trust for the JNL Series Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	[Fund 1]	☐	☐	☐		[Fund 2]	☐	☐	☐
	[Fund 3]	☐	☐	☐		[Fund 4]	☐	☐	☐
	[Fund 5]	☐	☐	☐		[Fund 6]	☐	☐	☐

4.	To approve revisions to the fundamental policy regarding industry concentrations for certain funds of the JNL Series Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	[Fund 1]	☐	☐	☐		[Fund 2]	☐	☐	☐
	[Fund 3]	☐	☐	☐		[Fund 4]	☐	☐	☐
	[Fund 5]	☐	☐	☐		[Fund 6]		N/A

5.	To approve revisions to the fundamental policy regarding oil and gas investments for the JNL Multi-Manager Small Cap Value Fund of the JNL Series Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	[Fund 1]	☐	☐	☐		[Fund 2]		N/A
	[Fund 3]		N/A			[Fund 4]		N/A
	[Fund 5]		N/A			[Fund 6]		N/A

6.	To approve revisions to the fundamental policy regarding the purchases or sales of physical commodities for the JNL/FPA + DoubleLine® Flexible Allocation Fund of the JNL Series Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	[Fund 1]	☐	☐	☐		[Fund 2]		N/A
	[Fund 3]		N/A			[Fund 4]		N/A
	[Fund 5]		N/A			[Fund 6]		N/A

Proposal 7 is not applicable to JNL Series Trust or JNL Variable Fund LLC.

8.	To approve revisions to the fundamental policy regarding borrowing restrictions for certain Funds of the JNL Series Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	[Fund 1]	☐	☐	☐		[Fund 2]	☐	☐	☐
	[Fund 3]	☐	☐	☐		[Fund 4]	☐	☐	☐
	[Fund 5]	☐	☐	☐		[Fund 6]	☐	☐	☐

9.	To approve the elimination of the fundamental policy regarding borrowing restrictions for the JNL/PPM America Total Return Fund of the JNL Series Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	[Fund 1]	☐	☐	☐		[Fund 2]		N/A
	[Fund 3]		N/A			[Fund 4]		N/A
	[Fund 5]		N/A			[Fund 6]		N/A

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE
PXY-JNLST/JNLVF-V3

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8035 CARY, NC 27512-9916	INTERNET
Go To: www.proxypush.com/JNL
	●	Cast your vote online.
	●	Have your voting instruction card ready.
	●	Follow the simple instructions to record your vote.
PHONE
Call 1-866-256-0779
	●	Use any touch-tone telephone.
	●	Have your voting instruction card ready.
	●	Follow the simple recorded instructions.
MAIL
	●	Mark, sign and date your voting instruction card.
	●	Fold and return your voting instruction card in the postage-paid envelope provided with the address below showing through the window.

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

 Please fold here—Do not separate

JNL SERIES TRUST
JNL VARIABLE FUND LLC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
JOINT SPECIAL MEETING OF SHAREHOLDERS – JUNE 22, 2017

The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and JNL Strategic Income Fund LLC attributable to his or her variable annuity contract or variable life insurance contract (“Variable Contract”) at the Joint Special Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, 48951, on Thursday, June 22, 2017 at 9:30 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, in accordance with the following instructions. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, June 19, 2017, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916, or by appearing and providing voting instructions in person at the Meeting.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of
JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and JNL Strategic Income Fund LLC to be held on June 22, 2017:
The Proxy Statement for this Meeting is available at www.proxypush.com/JNL

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date	Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE
VIC-JNLST/JNLVF-V1

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS FOR THE JNL SERIES TRUST AND JNL VARIABLE FUND LLC.
☐	Express Vote Option: To vote ALL accounts as the Board recommends for the proposals, mark the box at the left. No other vote is necessary.

1.	To vote on the election of eleven individuals as Trustees of each Trust, effective January 1, 2018.

	(1) Eric O. Anyah	(04) Michael Bouchard				(07) Michelle Engler	(10) Edward Wood
	(2) Mark S. Wehrle	(05) Ellen Carnahan				(08) John Gillespie	(11) Patricia A. Woodworth
	(3) Mark D. Nerud	(06) William J. Crowley, Jr.				(09) William R. Rybak

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	[Fund 1]	☐	☐	☐	____	[Fund 2]	☐	☐	☐	____
	[Fund 3]	☐	☐	☐	____	[Fund 4]	☐	☐	☐	____
	[Fund 5]	☐	☐	☐	____	[Fund 6]	☐	☐	☐	____

(Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) above.)

2.	To approve an amended and restated Distribution Plan for Class A Shares of the Funds of each Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	[Fund 1]	☐	☐	☐		[Fund 2]	☐	☐	☐
	[Fund 3]	☐	☐	☐		[Fund 4]	☐	☐	☐
	[Fund 5]	☐	☐	☐		[Fund 6]	☐	☐	☐

3.	To approve an amendment to the Declaration of Trust for the JNL Series Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	[Fund 1]	☐	☐	☐		[Fund 2]	☐	☐	☐
	[Fund 3]	☐	☐	☐		[Fund 4]	☐	☐	☐
	[Fund 5]	☐	☐	☐		[Fund 6]	☐	☐	☐

4.	To approve revisions to the fundamental policy regarding industry concentrations for certain funds of the JNL Series Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	[Fund 1]	☐	☐	☐		[Fund 2]	☐	☐	☐
	[Fund 3]	☐	☐	☐		[Fund 4]	☐	☐	☐
	[Fund 5]	☐	☐	☐		[Fund 6]		N/A

5.	To approve revisions to the fundamental policy regarding oil and gas investments for the JNL Multi‐Manager Small Cap Value Fund of the JNL Series Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	[Fund 1]	☐	☐	☐		[Fund 2]		N/A
	[Fund 3]		N/A			[Fund 4]		N/A
	[Fund 5]		N/A			[Fund 6]		N/A

6.	To approve revisions to the fundamental policy regarding the purchases or sales of physical commodities for the JNL/FPA + DoubleLine® Flexible Allocation Fund of the JNL Series Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	[Fund 1]	☐	☐	☐		[Fund 2]		N/A
	[Fund 3]		N/A			[Fund 4]		N/A
	[Fund 5]		N/A			[Fund 6]		N/A

Proposal 7 is not applicable to JNL Series Trust or JNL Variable Fund LLC.

8.	To approve revisions to the fundamental policy regarding borrowing restrictions for certain Funds of the JNL Series Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	[Fund 1]	☐	☐	☐		[Fund 2]	☐	☐	☐
	[Fund 3]	☐	☐	☐		[Fund 4]	☐	☐	☐
	[Fund 5]	☐	☐	☐		[Fund 6]	☐	☐	☐

9.	To approve the elimination of the fundamental policy regarding borrowing restrictions for the JNL/PPM America Total Return Fund of the JNL Series Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	[Fund 1]	☐	☐	☐		[Fund 2]		N/A
	[Fund 3]		N/A			[Fund 4]		N/A
	[Fund 5]		N/A			[Fund 6]		N/A

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE
VIC-JNLST/JNLVF-V1

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8035 CARY, NC 27512-9916	INTERNET
Go To:www.proxypush.com/JNL
	●	Cast your vote online.
	●	Have your Proxy Card ready.
	●	Follow the simple instructions to record your vote.
PHONE
Call 1-866-256-0779
	●	Use any touch-tone telephone.
	●	Have your Proxy Card ready.
	●	Follow the simple recorded instructions.
MAIL
	●	Mark, sign and date your Proxy Card.
	●	Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

 Please fold here—Do not separate

JNL INVESTORS SERIES TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
JOINT SPECIAL MEETING OF SHAREHOLDERS – JUNE 22, 2017

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Joint Special Meeting of Shareholders of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and JNL Strategic Income Fund LLC, to be held at 1 Corporate Way, Lansing, Michigan, 48951 on Thursday, June 22, 2017 at 9:30 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund(s) which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and JNL Strategic Income Fund LLC to be held on June 22, 2017: The Proxy Statement for this Meeting is available at www.proxypush.com/JNL

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date	Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE
PXY-JNLIST-V3

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS FOR THE JNL INVESTORS SERIES TRUST (THE “TRUST”).
☐	Express Vote Option: To vote ALL accounts as the Board recommends for the proposals, mark the box at the left. No other vote is necessary.

1.	To vote on the election of eleven individuals as Trustees of the Trust, effective January 1, 2018.

	(1) Eric O. Anyah	(04) Michael Bouchard				(07) Michelle Engler	(10) Edward Wood
	(2) Mark S. Wehrle	(05) Ellen Carnahan				(08) John Gillespie	(11) Patricia A. Woodworth
	(3) Mark D. Nerud	(06) William J. Crowley, Jr.				(09) William R. Rybak

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	JNL Government Money Market Fund	☐	☐	☐	____	JNL/PPM America Low Duration Bond Fund	☐	☐	☐	____

(Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) above.)

2.	To approve an amended and restated Distribution Plan for Class A Shares of the Fund.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	JNL Government Money Market Fund		N/A			JNL/PPM America Low Duration Bond Fund	☐	☐	☐

3.	To approve an amendment to the Trust’s Declaration of Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	JNL Government Money Market Fund	☐	☐	☐		JNL/PPM America Low Duration Bond Fund	☐	☐	☐

Proposal 4 is not applicable to the Trust.

Proposal 5 is not applicable to the Trust.

Proposal 6 is not applicable to the Trust.

7.	To approve the elimination of the Funds’ fundamental policy regarding repurchase agreements and warrants.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	JNL Government Money Market Fund	☐	☐	☐		JNL/PPM America Low Duration Bond Fund	☐	☐	☐

Proposal 8 is not applicable to the Trust.

Proposal 9 is not applicable to the Trust.

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE

PXY-JNLIST-V3

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8035 CARY, NC 27512-9916	INTERNET
Go To: www.proxypush.com/JNL
	●	Cast your vote online.
	●	Have your voting instruction card ready.
	●	Follow the simple instructions to record your vote.
PHONE
Call 1-866-256-0779
	●	Use any touch-tone telephone.
	●	Have your voting instruction card ready.
	●	Follow the simple recorded instructions.
MAIL
	●	Mark, sign and date your voting instruction card.
	●	Fold and return your voting instruction card in the postage-paid envelope provided with the address below showing through the window.

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

 Please fold here—Do not separate

JNL INVESTORS SERIES TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
JOINT SPECIAL MEETING OF SHAREHOLDERS – JUNE 22, 2017

The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and JNL Strategic Income Fund LLC attributable to his or her variable annuity contract or variable life insurance contract (“Variable Contract”) at the Joint Special Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, 48951, on Thursday, June 22, 2017 at 9:30 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, in accordance with the following instructions. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, June 19, 2017, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916, or by appearing and providing voting instructions in person at the Meeting.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and JNL Strategic Income Fund LLC to be held on June 22, 2017: The Proxy Statement for this Meeting is available at www.proxypush.com/JNL

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date	Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE
VIC-JNLIST-V1

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS FOR THE JNL INVESTORS SERIES TRUST (THE “TRUST”).
☐	Express Vote Option: To vote ALL accounts as the Board recommends for the proposals, mark the box at the left. No other vote is necessary.

1.	To vote on the election of eleven individuals as Trustees of the Trust, effective January 1, 2018.

	(1) Eric O. Anyah	(04) Michael Bouchard				(07) Michelle Engler	(10) Edward Wood
	(2) Mark S. Wehrle	(05) Ellen Carnahan				(08) John Gillespie	(11) Patricia A. Woodworth
	(3) Mark D. Nerud	(06) William J. Crowley, Jr.				(09) William R. Rybak

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	JNL Government Money Market Fund	☐	☐	☐	____	JNL/PPM America Low Duration Bond Fund	☐	☐	☐	____

(Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) above.)

2.	To approve an amended and restated Distribution Plan for Class A Shares of the Fund.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	JNL Government Money Market Fund	N/A				JNL/PPM America Low Duration Bond Fund	☐	☐	☐

3.	To approve an amendment to the Trust’s Declaration of Trust.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	JNL Government Money Market Fund	☐	☐	☐		JNL/PPM America Low Duration Bond Fund	☐	☐	☐

Proposal 4 is not applicable to the Trust.

Proposal 5 is not applicable to the Trust.

Proposal 6 is not applicable to the Trust.

7.	To approve the elimination of the Funds’ fundamental policy regarding repurchase agreements and warrants.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	JNL Government Money Market Fund	☐	☐	☐		JNL/PPM America Low Duration Bond Fund	☐	☐	☐

Proposal 8 is not applicable to the Trust.

Proposal 9 is not applicable to the Trust.

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE
VIC-JNLIST-V1

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8035 CARY, NC 27512-9916	INTERNET
Go To:www.proxypush.com/JNL
	●	Cast your vote online.
	●	Have your Proxy Card ready.
	●	Follow the simple instructions to record your vote.
PHONE
Call 1-866-256-0779
	●	Use any touch-tone telephone.
	●	Have your Proxy Card ready.
	●	Follow the simple recorded instructions.
MAIL
	●	Mark, sign and date your Proxy Card.
	●	Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

 Please fold here—Do not separate

JNL STRATEGIC INCOME FUND LLC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
JOINT SPECIAL MEETING OF SHAREHOLDERS – JUNE 22, 2017

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Joint Special Meeting of Shareholders of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and JNL Strategic Income Fund LLC, to be held at 1 Corporate Way, Lansing, Michigan, 48951 on Thursday, June 22, 2017 at 9:30 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund(s) which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and JNL Strategic Income Fund LLC to be held on June 22, 2017: The Proxy Statement for this Meeting is available at www.proxypush.com/JNL

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date	Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE
PXY-JNLSIF-V2

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS FOR THE JNL STRATEGIC INCOME FUND LLC (THE TRUST”).
☐	Express Vote Option: To vote ALL accounts as the Board recommends for the proposals, mark the box at the left. No other vote is necessary.

1.	To vote on the election of eleven individuals as Trustees of the Trust, effective January 1, 2018.

	(1) Eric O. Anyah	(04) Michael Bouchard				(07) Michelle Engler	(10) Edward Wood
	(2) Mark S. Wehrle	(05) Ellen Carnahan				(08) John Gillespie	(11) Patricia A. Woodworth
	(3) Mark D. Nerud	(06) William J. Crowley, Jr.				(09) William R. Rybak

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	[Fund 1]	☐	☐	☐	____	[Fund 2]	☐	☐	☐	____
	[Fund 3]	☐	☐	☐	____	[Fund 4]	☐	☐	☐	____
	[Fund 5]	☐	☐	☐	____	[Fund 6]	☐	☐	☐	____

(Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) above.)

Proposal 2 is not applicable to the Trust.

Proposal 3 is not applicable to the Trust.

Proposal 4 is not applicable to the Trust.

Proposal 5 is not applicable to the Trust.

Proposal 6 is not applicable to the Trust.

Proposal 7 is not applicable to the Trust.

Proposal 8 is not applicable to the Trust.

Proposal 9 is not applicable to the Trust.

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE
PXY-JNLSIF-V2

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8035 CARY, NC 27512-9916	INTERNET
Go To: www.proxypush.com/JNL
	●	Cast your vote online.
	●	Have your voting instruction card ready.
	●	Follow the simple instructions to record your vote.
PHONE
Call 1-866-256-0779
	●	Use any touch-tone telephone.
	●	Have your voting instruction card ready.
	●	Follow the simple recorded instructions.
MAIL
	●	Mark, sign and date your voting instruction card.
	●	Fold and return your voting instruction card in the postage- paid envelope provided with the address below showing through the window.

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

 Please fold here—Do not separate

JNL STRATEGIC INCOME FUND LLC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
JOINT SPECIAL MEETING OF SHAREHOLDERS – JUNE 22, 2017

The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and JNL Strategic Income Fund LLC attributable to his or her variable annuity contract or variable life insurance contract (“Variable Contract”) at the Joint Special Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, 48951, on Thursday, June 22, 2017 at 9:30 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, in accordance with the following instructions. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, June 19, 2017, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916, or by appearing and providing voting instructions in person at the Meeting.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and JNL Strategic Income Fund LLC to be held on June 22, 2017: The Proxy Statement for this Meeting is available at www.proxypush.com/JNL

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date	Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE
VIC-JNLSIF-V1

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS FOR THE JNL STRATEGIC INCOME FUND LLC (THE TRUST”).
☐	Express Vote Option: To vote ALL accounts as the Board recommends for the proposals, mark the box at the left. No other vote is necessary.

1.	To vote on the election of eleven individuals as Trustees of the Trust, effective January 1, 2018.

	(1) Eric O. Anyah	(04) Michael Bouchard				(07) Michelle Engler	(10) Edward Wood
	(2) Mark S. Wehrle	(05) Ellen Carnahan				(08) John Gillespie	(11) Patricia A. Woodworth
	(3) Mark D. Nerud	(06) William J. Crowley, Jr.				(09) William R. Rybak

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	[Fund 1]	☐	☐	☐	____	[Fund 2]	☐	☐	☐	____
	[Fund 3]	☐	☐	☐	____	[Fund 4]	☐	☐	☐	____
	[Fund 5]	☐	☐	☐	____	[Fund 6]	☐	☐	☐	____

(Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) above.)

Proposal 2 is not applicable to the Trust.

Proposal 3 is not applicable to the Trust.

Proposal 4 is not applicable to the Trust.

Proposal 5 is not applicable to the Trust.

Proposal 6 is not applicable to the Trust.

Proposal 7 is not applicable to the Trust.

Proposal 8 is not applicable to the Trust.

Proposal 9 is not applicable to the Trust.

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE
VIC-JNLSIF-V1